U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2006

Photonic Products Group, Inc.

(Exact name of registrant as specified in its charter)

New Jersey	000-11668	22-2003247
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

181 Legrand Avenue, Northvale, New Jersey	07647
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (201) 767-1910

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors and Principal Officers; Election of Directors; Appointment of Principal Officers

Photonic Products Group, Inc. (PPGI, the “Company”) today announced that it is augmenting and restructuring its Finance and Accounting functions. As part of that restructuring, Mr. William S. Miraglia, PPGI’s CFO and Vice President of Finance has agreed to step out of that role following the hiring of a successor, and to assume the new position of Corporate Controller.

Dan Lehrfeld, Photonic Products Group’s CEO commented, “As the Company has grown, we have seen the need to expand and strengthen our finance and accounting functions, and we have examined various approaches to doing so. Our CFO Bill Miraglia, our Board and I have settled on a course of action.  Bill Miraglia has offered and we have agreed to his stepping out of his role as CFO and then assuming the new title of Corporate Controller as soon as we have completed the process, now underway, of hiring and appointing a successor to the position of CFO. Working for and with his successor in this new capacity, Bill will be able to devote his full energies to responsibilities in the accounting and MIS functions within our multi-business unit structure, and to more closely work with operations management. Matters such as public accounting, internal control, finance, purchase accounting, and IT, among others, as well as total oversight of all finance and accounting activities will be turned over to our new CFO. I am pleased, Bill is pleased, and our Board is pleased with this re-alignment of responsibilities.

Photonic Products Group, Inc. develops, manufactures, and markets products and services for use in diverse Photonics industry sectors via its expanding portfolio of distinctly branded businesses. INRAD specializes in crystal-based optical components and devices, laser accessories and instruments. Laser Optics specializes in precision custom optical components, assemblies, and optical coatings. MRC Optics’ business specializes in precision diamond turned optics, metal optics, and opto-mechanical and electro-optical assemblies. PPGI’s customers include leading corporations in the Defense and Aerospace, Laser Systems, and Process Control and Metrology sectors of the Photonics Industry, as well as the U.S. Government.  Its products are also used by researchers at National Laboratories and Universities world-wide.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: The statements contained in this press release that are not purely historical are forward looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Act of 1934. These statements may be identified by their use of forward-looking terminology such as “believes”, “expects”, “will”, “plan”, “targeting” or similar words.  Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. Risks and uncertainties that could cause actual results to differ materially from such forward looking statements are, but are not limited to, uncertainties in market demand for the Company’s products or the products of its customers, future actions by competitors, inability to deliver product on time, inability to implement its growth strategies or to integrate its new operations, inability to realize synergies from its acquisitions, inability to raise capital, and other factors discussed from time to time in the Company’s filings with the Securities and Exchange Commission. The forward looking statements made in this news release are made as of the date hereof and Photonic Products Group, Inc. does not assume any obligation to update publicly any forward looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:       April 12, 2006

By:	/s/ Daniel Lehrfeld
(Daniel Lehrfeld)
Chief Executive Officer